Exhibit 99.1

REIT WORLD 2017 INVESTOR PRESENTATION ON THE RIGHT PATH October 19, 2017 NYSE American: CTO Wells Fargo – Raleigh, NC Lowe’s – Katy, TX 3600 Peterson – Santa Clara, CA Whole Foods Center – Sarasota, FL LA Fitness – Brandon, FL Harris Teeter – Charlotte, NC

FORWARD LOOKING STATEMENTS CONSOLIDATED TOMOKA If we refer to “we,” “us,” “our,” or “the Company,” we mean Consolidated-Tomoka Land Co. and its consolidated subsidiaries. Certain statements contained in this presentation (other than statements of historical fact) are forward-looking statements. Words such as “believe,” “estimate,” “expect,” “intend,” “anticipate,” “will,” “could,” “may,” “should,” “plan,” “potential,” “predict,” “forecast,” “project,” and similar expressions and variations thereof identify certain of such forward-looking statements, which speak only as of the dates on which they were made. Although forward-looking statements are made based upon management’s expectations and beliefs concerning future Company actions and developments and their potential effect upon the Company, a number of factors could cause the Company’s actual results to differ materially from those set forth in the forward-looking statements. Such factors may include uncertainties associated with the closing of pending land transactions or other dispositions of assets, including the likelihood, timing, and final transaction terms thereof, the estimate of the cost of completing improvements affiliated with certain investments, the impact of permitting or other transactional activities on the total estimated gain for land sales, as well as the timing of the recognition of such gains, our ability to obtain necessary governmental approvals for our land transactions or to satisfy other closing conditions, the ability to execute share repurchase transactions, the completion of 1031 transactions, the ability for the Company to convert to a real estate investment trust, the costs of improvements for the Golf Operations assets, the ability to achieve certain leasing activity including the timing and terms thereof, as well as the uncertainties and risk factors discussed in our Annual Report on Form 10-K for the fiscal year ended December 31, 2016, filed with the Securities and Exchange Commission. There can be no assurance that future developments will be in accordance with management’s expectations or that the effect of future developments on the Company will be those anticipated by management. Endnote references (A) through (J) provided in this presentation are found on Slide 39 REIT WORLD 2017 INVESTOR PRESENTATION 2

WHY CTO CONSOLIDATED TOMOKA As of November 9, 2017 (unless otherwise noted) Discount to NAV Organic Capital Source Portfolio Quality vs Peers REIT WORLD 2017 INVESTOR PRESENTATION 3 Trading at Meaningful Discount to NAV Land Sales Provide Organic Source of Capital Faster Pace of Income Acquisition Growth (vs Peers) Better Portfolio Balance/Diversification (vs Peers) Income Portfolio in Stronger Markets (vs Peers) Income Portfolio with Better Credit Tenants (vs Peers) More Disclosure of Property Info (vs Peers) Buying Back Shares vs. Issuing Shares Equity Market Cap $ 314.0 million Debt (E) $ 197.8 million Total Enterprise Value (‘TEV’) (E) $ 511.8 million Cash (including 1031 restricted cash) $ 2.2 million Leverage (net debt to TEV) (E) 38.2% Closing Price $56.27 Annual Dividend $0.20 52-Week High $61.70 52-Week Low $49.73 Shares Outstanding 5.581 million 52-Week Avg. Daily Trading Volume ≈11,000 14 Employees

Monetize Land: Contracts Added to Land Pipeline (A) Aggregate Potential Proceeds: $6.6mm (4 contracts) Acres under Contract: 52.2 Average Price per Acre: $127,000 Convert to Income Acquisition of Single-Tenant Office Property (Hillsboro, OR) Purchase Price: $39.8mm [$188/sq. foot] Tenant (Credit Rating): Wells Fargo Bank N.A. (S&P: AA-) Cap Rate: High end of guidance (6% - 8%) Lease Term Remaining: ≈ 8 years Enhance Portfolio Extended Lease with Hilton Grand Vacations (Orlando, FL) Lease Term: Extend 5 years (2026) – continue 2.5% annual rent bumps Monetize Loans: Sale of 2 Mezz Loan Investments @ slight premium to Par Principal Amount: $15.0mm Secured by: DFW Hyatt (Dallas, TX); Glenn Hotel (Atlanta, GA) IRR on Investments: 9.75% (Unlevered) Enhance Governance: Added New Director to Board: Chris W. Haga Bio: Partner - Carlson Capital L.P. (one of largest owners of CTO) Experience: Capital Markets, Director of Public Company Q4 HIGHLIGHTS TO DATE 4 CONSOLIDATED TOMOKA Keeping the Momentum Going REIT WORLD 2017 INVESTOR PRESENTATION Monetize Land Income Acquisition Monetize Loans Enhance Governance Lease Extension Total Pipeline now 73% of land holdings and ≈ $152.7mm of potential proceeds

CTO SNAPSHOT CONSOLIDATED TOMOKA A Lot More Income than Land (1) As of September 30, 2017 (2) Percentages based on values derived on NAV worksheet on Slide #27 REIT WORLD 2017 INVESTOR PRESENTATION 5 37 Properties >2.1 million Sq. Ft. Retail and Office NOI $25.2 million (C) Subsurface Interests 460,000 Acres $11.3 million in Revenue 2014 – YTD 2017 (1) 2 Loans NOI = $1.1mm Avg. Yield 9.3% $11.9mm Principal Max. Maturity  0.6 yrs. 8,100 Acres  5,890 Acres (73%) (A) Under Contract/Term Sheet for $152.7 million (A) Avg. Price of $26k/acre % of Total Value of Asset Components (2) As of November 9, 2017 (unless otherwise noted) Income 59.6% (2) Other 5.1% (2) Land 35.3% (2)

’12 – ’16 CAGR 43.9% Total Revenues ($000’s) TRACK RECORD 6 CONSOLIDATED TOMOKA Annual Results for 2012 – 2016 and YTD 2017 (as of September 30, 2017) Operating Income Book Value Per Share Earnings Per Share (1) ($000’s) ’12 – ’16 CAGR 156.4% ’12 – ’16 CAGR 131.3% ’12 – ’16 CAGR 7.3% Consistent Growth in Key Metrics (1) Basic Earnings per Share REIT WORLD 2017 INVESTOR PRESENTATION $16,581 $26,070 $36,057 $42,998 $71,075 $73,932 $- $20,000 $40,000 $60,000 $80,000 2012 2013 2014 2015 2016 YTD 2017 $0.10 $0.64 $1.11 $1.44 $2.86 $3.13 $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 2012 2013 2014 2015 2016 YTD 2017 $864 $6,279 $12,593 $20,269 $37,320 $34,647 $- $10,000 $20,000 $30,000 $40,000 2012 2013 2014 2015 2016 YTD 2017 $19.58 $20.53 $21.83 $22.81 $25.97 $28.58 $0.00 $5.00 $10.00 $15.00 $20.00 $25.00 $30.00 2012 2013 2014 2015 2016 YTD 2017

CASH FLOW GROWTH 7 CONSOLIDATED TOMOKA For 2015, 2016 and YTD 2017 (as of September 30, 2017) (1) Increasing Free Cash Flow REIT WORLD 2017 INVESTOR PRESENTATION 2015 2016 YTD 2017 Income Property NOI $14,724 $17,172 $15,509 Interest Income from Loan Investments 2,691 2,588 1,727 Oil Lease Payments & Royalties, Impact & Mitigation Credit Sales 1,045 2,358 2,241 Cash Flows from Golf Operations (721) (773) (517) Agriculture & Other Income Cash Flows (148) (107) 234 Recurring Cash Inflows $17,591 $21,238 $19,194 General & Administrative Expense ($6,476) ($5,868) ($5,398) Other General & Administrative Expenses – Shareholder Matters (2) (91) (1,251) (1,403) Interest Paid (4,705) (6,779) (6,026) Income Taxes (Paid)/Refunded (1,026) (377) 531 Cash Outflows ($12,298) ($14,275) ($12,296) Net Cash Flows $5,293 $6,963 $6,898 31.6% Growth in 2016 Cash Flow YTD 2017 ≈ FY 2016 (1) Excludes capital expenditures and dividends (2) Shareholder matters refers to costs incurred investigating allegations contained in communications from Wintergreen, the strategic alternatives process suggested by Wintergreen, and the proxy contest with Wintergreen. None of the allegations were found to have any basis or merit.

MONETIZING LAND CONSOLIDATED TOMOKA Monetizing Land With Tax Deferred Strategy (Land Sales in $000’s) 2012 – YTD 2017 Total Sales  $88.5mm Acres Sold  2,620 Current Management Team 2005 – 2011 Total Sales  $86.7mm Acres Sold  1,077 7 years ≈ 6 years Current CEO Hired August 2011 Dramatic Acceleration Monetizing Land (1) Includes non-binding Term Sheet for $15mm investment for approximately 70% of a to-be-formed Mitigation Bank Joint Venture (2) As of November 9, 2017 (1) Annual Land Sales for 2005 – 2016, YTD 2017 & Pipeline (1)(2)(A) as of 11/9/17 REIT WORLD 2017 INVESTOR PRESENTATION 8 $36,205 $20,703 $23,095 $4,258 $2,502 $0 $0 $618 $2,990 $8,807 $22,529 $13,759 $39,839 $152,736 $0 $25,000 $50,000 $75,000 $100,000 $125,000 $150,000 $175,000 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 YTD 2017 Pipeline

PIPELINE (A) 14 DIFFERENT BUYERS 73% of Remaining Land As of November 9, 2017 SF –Single Family; AR –Age Restricted, MF – Multi-Family Commercial/Retail Total Acreage East of I-95  1,100 Acres 9 Total Acreage West of I-95  7,000 Acres 1 12 2 3 4 6 7 8 9 11 10 Contract/Parcel Acres Contract Amount (rounded) Price per Acre (rounded) Timing ICI Homes II (SF) 1,016 $21.0mm $21,000 ‘19 Minto II (AR) 1,614 $26.5mm $16,000 ’18 Mitigation Bank 2,492 $15.0mm $6,000 ‘18 ICI (SF) – Option Parcel 146 $1.4mm $10,000 ‘19 Residential (SF) 200 $3.3mm $17,000 ’18 Residential (MF) 45 $5.2mm $116,000 ’18 – ‘19 Commercial/Retail 123 $29.3mm $238,000 ’18 – ‘19 Buc-ee’s 35 $14.0mm $400,000 ’18 North Amer. Dev Grp 62 $17.0mm $273,000 ’17 – ‘18 Specialty Grocer 9 $2.7mm $300,000 ’18 Commercial/Retail 21 $5.8mm $275,000 ‘18 Distribution/Warehouse 71 $5.0mm $70,000 ’18 – ‘19 Commercial 8 $0.8mm $100,000 ’18 Commercial 6 $0.6mm $104,000 ’18 Distribution/Warehouse 26 $3.2mm $125,000 ‘18 – ‘19 Commercial 13 $2.0mm $158,000 ’18 – ‘19 Totals/Average 5,890 $152.7mm $26,000 1 11 2 3 4 5 6 7 8 10 9 5 12 Substantial Pipeline = Continued NOI Growth (1) (4) (4) (3) (2) Note: For footnotes #1 through #4 see slide 39 REIT WORLD 2017 INVESTOR PRESENTATION CONSOLIDATED TOMOKA 13 14 13 15 15 14 16 16

ORGANIC SOURCE OF CAPITAL 10 Self-Funding Capital Source to Grow vs Serial Issuer of Equity REIT WORLD 2017 INVESTOR PRESENTATION CONSOLIDATED TOMOKA $90.8mm Potential Proceeds @ ≈$41.0k per Acre (1)(A) $152.7mm (A) Potential Proceeds NOI MONETIZING 8,100 ACRES OF LAND ≈ 5,890 Acres (A) Under Contract or Term Sheet ≈ 2,210 Acres (Not Under Contract) $0 CONVERT INTO INCOME ≈ $22.2mm ≈ $340.9mm Average estimated value per acre of notable available land parcels and other land holdings per Slide #27 Percentage of NOI from the income property portfolio ILLUSTRATIVE EXAMPLE This data is presented solely as an illustration and is not a forecast or prediction of any future results. While management believes that the illustration is not unreasonable, no representation is made that the indicated results are reasonably likely to occur. Actual results may differ quite materially from those presented. Would increase current NOI by 88.1% (A)(2) Total Potential Value of Organic Capital Source ≈ 243.5mm Convert Land Value into NOI Assuming Investment Cap Rate of 6.5% and using Leverage of 40% Organically Derived NOI

INCOME PROPERTY PORTFOLIO CONSOLIDATED TOMOKA ($000’s) 2012 – YTD 2017 Total Acquisitions  $360.2mm (1) Current Management Team 2005 – 2011 Total Acquisitions  $59.6mm 7 years ≈ 6 years Current CEO Hired August 2011 Annual Acquisitions for 2005 – 2016 & YTD 2017 as of 11/9/17 Converting Land into Income REIT WORLD 2017 INVESTOR PRESENTATION 11 (1) Does not include commercial loan investments $34,870 $15,083 $0 $9,692 $0 $0 $0 $25,717 $39,272 $42,166 $81,734 $91,475 $79,790 $0 $20,000 $40,000 $60,000 $80,000 $100,000 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 YTD 2017

PORTFOLIO HIGHLIGHTS As of November 9, 2017 Annual NOI (C) ≈$25.2mm CONSOLIDATED TOMOKA Portfolio Mix (1) Transition to Single-Tenant Focus Over Time Square Feet >2.1mm REIT WORLD 2017 INVESTOR PRESENTATION 12 (1) Percentages based on NOI of income property portfolio 51% 49% Office Retail 67% 33% Single-Tenant Multi-Tenant

PORTFOLIO HIGHLIGHTS 13 CONSOLIDATED TOMOKA As of November 9, 2017 Total Properties Annualized NOI (1) (C) Total Square Feet (2) Weighted Average Lease Term Investment Grade Tenants (G) Different Industries in Tenant Mix States Single Tenants >10% of NOI (C) 37 $25.2 2.1 7.6 48% 16 12 1 Stronger Markets Stronger Credits (1) $ in millions (2) Square feet in millions REIT WORLD 2017 INVESTOR PRESENTATION Note: Percentages based on NOI (C) Raleigh 13.5% Portland 12.8% Santa Clara 9.2% Jacksonville 8.4% Orlando 7.6% Sarasota 6.1% Atlanta 5.0% Daytona Beach 4.3% Phoenix 4.0% Tampa 3.9% Fort Worth 3.4% Houston 3.6% Charlotte 3.5% Dallas 3.3% Seattle 2.2% Reno 2.3% Other 6.9%

CTO’S PORTFOLIO vs PEERS Three Mile Population(1) Implied Cap Rate(1) 3-Mile Median Household Income(1) 14 CONSOLIDATED TOMOKA 3-Mile Avg. Household Income(1) Stronger Demographics Higher Density Source of Peer Info: FBR & Co. (1) CTO info as of November 9, 2017 REIT WORLD 2017 INVESTOR PRESENTATION 94,901 58,917 55,798 50,932 52,430 63,800 0 20,000 40,000 60,000 80,000 100,000 CTO NNN O ADC VER STOR 6.0% 5.2% 5.7% 6.9% 6.5% 0.0% 5.0% 10.0% CTO NNN O ADC VER STOR $70,960 $59,391 $58,218 $55,055 $55,201 $55,389 $0 $20,000 $40,000 $60,000 $80,000 CTO NNN O ADC VER STOR $84,918 $76,293 $74,990 $70,831 $71,257 $72,042 $0 $20,000 $40,000 $60,000 $80,000 $100,000 CTO NNN O ADC VER STOR

CTO’s TENANTS vs PEERS AA- 23.8% BB+ 6.0% A+ 5.0% A- 3.6% B+ 3.4% BBB 6.7% BBB 5.3% BBB 4.0% B+ 4.1% BB+ 3.6% BBB 8.8% AA 3.9% B+ 3.4% A- 2.9% BBB+ 2.5% 15 CONSOLIDATED TOMOKA (1) CTO info as of November 9, 2017 Source of Peer Info and Stock Price versus NAV : FBR & Co. as of November 2017 and Investor Presentations of applicable Peer Co. Tenant % reflects percentage of total NOI (C) BB- 5.3% AA 4.3% B+ 3.8% B+ 3.5% NR 3.4% B+ 2.4% NR 2.1% NR 2.0% NR 1.9% NR 3.1% BBB 3.3% BB+ 3.3% BBB 3.1% BBB 2.8% B- 7.0% Better Diversity & Balance Better Credit Better Value REIT WORLD 2017 INVESTOR PRESENTATION Avg. Lease Term 7.6 Avg. Lease Term 9.6 Avg. Lease Term 10.6 Avg. Lease Term 11.5 Avg. Lease Term 9.5 Avg. Lease Term 14.0 Leverage Level 38.2% (1) Leverage Level 27.8% Leverage Level 23.2% Leverage Level 33.4% Leverage Level 45.6% Leverage Level 30.0% Office/Retail/Other 51%/49% Office/Retail/Other 5%/80%/15% Office/Retail/Other 0%/100%/0% Office/Retail/Other 0%/100%/0% Office/Retail/Other 21%/63%/16% Office/Retail/Other 0%/86%/14% Stock Price vs FBR NAV Discount -66% Premium 18.9% Premium 8.4% Discount -1.8% Discount -11.1% Premium 2.9% (1)

16 CONSOLIDATED TOMOKA REIT WORLD 2017 INVESTOR PRESENTATION PROPERTY HIGHLIGHTS LOCATION: Raleigh, NC SQ. FEET: 450,393 TENANT: Wells Fargo CREDIT: AA- REMAINING TERM: 6.9 % of CTO NOI: 11.0% PURCHASE PRICE: $42.3 million LOCATION: Hillsboro, OR SQ. FEET: 211,863 TENANT: Wells Fargo CREDIT: AA- REMAINING TERM: 8.1 % of CTO NOI: 12.8% PURCHASE PRICE: $39.8 million Diversity & Balance Credit & Value LOCATION: Santa Clara, CA SQ. FEET: 75,841 TENANT: Adesto, Centrify CREDIT: NR REMAINING TERM (1) : 4.4 % of CTO NOI: 9.2% PURCHASE PRICE: $30.0 million Single-Tenant Office Single-Tenant Office Multi-Tenant Office (Portland) Acquired in Q4 2017 (1) Weighted average lease term As of November 9, 2017

17 CONSOLIDATED TOMOKA REIT WORLD 2017 INVESTOR PRESENTATION PROPERTY HIGHLIGHTS LOCATION: Jacksonville, FL SQ. FEET: 136,856 TENANT: Multiple CREDIT: NR REMAINING TERM (1): 4.0 % of CTO NOI: 8.4% PURCHASE PRICE: $25.1 million Diversity & Balance Credit & Value LOCATION: Sarasota, FL SQ. FEET: 59,341 TENANT: Whole Foods + Others CREDIT: BBB- (Whole Foods) REMAINING TERM (1) : 4.8 % of CTO NOI: 5.0% PURCHASE PRICE: $19.1 million Multi-Tenant Office Single-Tenant Office Multi-Tenant Retail LOCATION: Orlando, FL SQ. FEET: 133,914 TENANT: Hilton Grand Vacations CREDIT: BB+ REMAINING TERM: 9.1 % of CTO NOI: 6.0% PURCHASE PRICE: $14.6 million (1) Weighted Average lease term As of November 9, 2017

18 CONSOLIDATED TOMOKA REIT WORLD 2017 INVESTOR PRESENTATION PROPERTY HIGHLIGHTS LOCATION: Fort Worth, TX SQ. FEET: 136,185 TENANT: Albertsons & others CREDIT: NR REMAINING TERM (1) : 4.5 % of CTO NOI: 3.4% PURCHASE PRICE: $15.0 million Diversity & Balance Credit & Value LOCATION: Brandon, FL SQ. FEET: 45,000 TENANT: LA Fitness CREDIT: B+ REMAINING TERM: 14.5 % of CTO NOI: 3.4% PURCHASE PRICE: $12.7 million Multi-Tenant Retail Single-Tenant Retail Single-Tenant Retail LOCATION: Katy, TX SQ. FEET: 131,644 TENANT: Lowe’s CREDIT: A- REMAINING TERM: 9.2 % of CTO NOI: 3.6% PURCHASE PRICE: $14.7 million (Houston) (Tampa) (1) Weighted Average lease term As of November 9, 2017

OPPORTUNISTIC INVESTMENTS 19 CONSOLIDATED TOMOKA Received entitlement for >1 million sq. ft. 6.04 acres Daytona Beach The Beach Parcel 2 Single Tenant Properties (restaurants) Estimated investment yield (for 2 restaurant properties): 7% - 11% unlevered (I) Scheduled to Open Q1 2018 Finding Value Creating Organic Returns Organic Income Growth for 2018 REIT WORLD 2017 INVESTOR PRESENTATION Land Cost = $10.8mm Invested to date: $14.0mm (1) Est. Devel. Costs =$6.9mm Total Investment: $17.7mm (H) (1) As of September 30, 2017

VALUE PERSPECTIVE 20 CONSOLIDATED TOMOKA REIT WORLD 2017 INVESTOR PRESENTATION $17,750,000 The ‘Newman’ Daytona Rolex wristwatch (which sold at auction on 10/27/2017) $18,000,000 This Rolex ‘Daytona’Watch for This 6.04 Acres + 2 Restaurants on Daytona Beach CTO’s ‘Beach Parcel’ (vacant land acquired by CTO being developed into two oceanfront restaurants to open by 1/31/18) for Time to Invest in CTO? OR

OPPORTUNISTIC INVESTMENTS 21 CONSOLIDATED TOMOKA Finding Value Creating Organic Returns Organic Income Growth for 2018 REIT WORLD 2017 INVESTOR PRESENTATION ≈112,000 sq. ft. situated on 14.35 acres Anchor Opened February 2017 Outparcel Total est. investment: $12.5 million Currently 60% Leased (1) Cash flow positive in 2018 Est. renovations and tenant improvements(H) Initial Investment $3.1M $9.4M (H) Jr. Anchor The Grove at Winter Park Potential Yield at Stabilization of 70% occupancy: 8% - 10% unlevered (I) (1) As of November 9, 2017

DEVELOPMENT POTENTIAL 22 CONSOLIDATED TOMOKA Development Potential Potential for Increased Returns REIT WORLD 2017 INVESTOR PRESENTATION CVS, Dallas TX ≈10,340 sq. ft. situated on 0.91 acres Purchase Price: $14.9mm Remaining Lease Term: 24.2 yrs. (1) Zoning provides for FAR of 10:1 (10 square feet for every 1 square feet of land) which ≈ 350,000 Sq. Ft. of vertical development Redevelopment Opportunity Potential As shown in rendering, ability to add vertical development Gross square feet of 348,000 (23 floors) More than 300 units and over 550 parking spaces CVS retains leased space on ground floor (1) As of November 9, 2017

POTENTIAL EXPANSION OPPORTUNITY 23 CONSOLIDATED TOMOKA Development Potential Potential for Increased Returns REIT WORLD 2017 INVESTOR PRESENTATION Office Property, Raleigh NC ≈450,393 sq. ft. situated on 40 acres Development Opportunity Addition of 2 buildings totaling ≈ 200,000 sq. ft. Addition of 750 parking spaces via structured parking Purchase Price: $42.3mm ($94/sq. ft) Remaining Lease Term: 6.9 yrs. (1) (1) As of November 9, 2017

INVESTMENT OPTIONALITY 24 CONSOLIDATED TOMOKA Expanding Market Value Potential for Increased Returns REIT WORLD 2017 INVESTOR PRESENTATION 7-Eleven, Dallas TX ≈4,685 sq. ft. situated on 0.04 acres Purchase Price: $2.5mm Remaining Lease Term: 6.9 yrs. (1) Infill urban location Major revitalization of surrounding area Hard corner location desirable for existing and/or future retail tenants (1) As of November 9, 2017

INVESTMENT OPTIONALITY 25 CONSOLIDATED TOMOKA Redevelopment Potential Increased Yield Opportunity REIT WORLD 2017 INVESTOR PRESENTATION Bank of America Monterey, CA Redevelopment Opportunity Selected as ‘Catalyst Site” by City of Monterey, allowing for 4 stories of vertical development Property would allow for multiple commercial/residential uses per Monterey Downtown Specific Plan Commercial: Redevelop for 2 income properties including new BofA branch Residential: Multi-family property addressing housing shortage in Monterey ≈32,692 sq. ft. situated on 1.26 acres Purchase Price: $8.4mm Remaining Lease Term: 3.1 yrs. (1) Near-term opportunity: Rent Increase at renewal (based on % increase in land value per tax assessor (2020 value vs 2010 value) – rent could increase investment yield by ≈ 100%) (1) As of November 9, 2017

TARGET MARKETS



Seattle
Portland
Reno
San Francisco
Silicon Valley
Salt Lake City
Denver
Los Angeles
San Diego
Phoenix
Dallas/ Ft. Worth
San Antonio
Austin
Houston
Nashville
Atlanta
Charlotte
Raleigh
Boston
New York City
Washington D.C. (Greater Area)
Orlando
Tampa/ Sarasota
Fort Lauderdale
Miami

Rank	CTO	MSA	Investment	Development
1	✓	Seattle, WA	2nd	1st
2	✓	Austin, TX	3rd	2nd
3		Salt Lake City, UT	1st	10th
4	✓	Raleigh/Durham, NC	4th	4th
5	✓	Dallas/Ft. Worth, TX	6th	5th
6		Fort Lauderdale, FL	16th	3rd
7		Los Angeles, CA	8th	8th
8	✓	San Jose, CA	11th	9th
9		Nashville, TN	5th	13th
10	✓	Boston, MA	9th	14th
11		Miami, FL	18th	6th
12	✓	Charlotte, NC	12th	16th
13	✓	Portland, OR	7th	20th
14		Charleston, SC	17th	12th
15	✓	D.C. – No. VA	10th	21st
16	✓	Orlando, FL	21st	11th
17	✓	Atlanta, GA	15th	15th
18		San Antonio, TX	13th	18th
19	✓	Tampa/St. Pete, FL	27th	7th
20		Oakland/East Bay, CA	20th	19th

22 Income Properties in Top 20 Markets ✓

57% NOI (C) from Properties in Top 20 Markets ✓

Investment – Indicates ranking of acquisition capital into respective market
Development – Indicates ranking of development capital into respective market

Source: **2018 'Emerging Trends in Real Estate' publication by Urban Land Institute and PWC**

Market Focused | Targeting Long-Term Real Estate

CONSOLIDATED TOMOKA REIT WORLD 2017 INVESTOR PRESENTATION 26

NAV WORKSHEET (A)(F)(I)

As of September 30, 2017 (unless otherwise noted)

Highlighted Components of NAV	Basis for Value or Estimate	Approx. Acres	% of Total	Estimated Range of Values per Acre		Value Range	
Income Properties @ 6.5% Cap Rate	Cap Rate on in place NOI (1)(2)(C)						$ 386,900,000
The Grove at Winter Park	Book Value (Including CIP)						$ 10,700,000
Beach Parcel	Book Value (Land & CIP)						$ 13,900,000
Land Pipeline	Pipeline Amount (1)	5,890	73%				$ 152,700,000
Commercial Loans	Book Value (1)						$ 12,000,000
Subsurface Interests	Estimated Value						$ 15,000,000
Mitigation & Impact Fee Credits	Book Value						$ 1,300,000
Golf Asset (690 acres of land, 39 golf holes)	Book Value						$ 4,900,000
Cash	Book Value (1)						$ 2,200,000
Total Value of Assets included in NAV							**$ 599,600,000**
Less: Debt and Other Liabilities							
Debt	Face Value (1)(E)						$ (197,800,000)
Other Liabilities (Excluding Def. Tax Liability) (2)	Book Value						$ (10,000,000)
Value of NAV Components - Excluding Available Land Holdings						**$ 391,800,000**	**$ 391,800,000**
Plus: Estimated Value of Notable Available Land Parcels & Other Land Holdings							
Industrial Parcel West of I-95	Estimated Value	850		$ 30,000	$ 50,000	$ 25,500,000	$ 42,500,000
North of LPGA Blvd. East of I-95	Estimated Value	80		$ 125,000	$ 225,000	$ 10,000,000	$ 18,000,000
E. of Williamson betwe. LPGA & Strickland	Estimated Value	190		$ 60,000	$ 90,000	$ 11,400,000	$ 17,100,000
Gateway - Surrounding Trader Joe's	Estimated Value	21		$ 80,000	$ 125,000	$ 1,700,000	$ 2,600,000
SE Corner - Clyde Morris & LPGA Blvd.	Estimated Value	36		$ 100,000	$ 175,000	$ 3,600,000	$ 6,300,000
Across from Florida Hospital	Estimated Value	26		$ 175,000	$ 225,000	$ 4,600,000	$ 5,900,000
Hand Avenue - East of Williamson	Estimated Value	13		$ 145,000	$ 215,000	$ 1,900,000	$ 2,800,000
Range of Value Estimates - Notable Available Land Parcels		1,216	15%			**$ 56,800,000**	**$ 92,400,000**
Subtotal of NAV Components						**$ 448,600,000**	**$ 484,200,000**
Other Land Holdings		994	12%	$ 7,500	$ 25,000	$ 7,500,000	$ 24,900,000
Total Land Holdings		8,100					
Net Value of NAV Components						**$ 456,100,000**	**$ 509,100,000**

(1) As of November 9, 2017
(2) Excludes intangible lease liabilities

Indicative of Meaningful Discount in our Stock Price

CONSOLIDATED TOMOKA REIT WORLD 2017 INVESTOR PRESENTATION 27

LIQUIDITY & LEVERAGE 28 CONSOLIDATED TOMOKA ≈69% of Debt at fixed rate ≈69% Unsecured Weighted Average Rate <4.00% As of November 9, 2017 Debt Schedule ($ in millions) Liquidity Position ($ in 000’s) Total Commitment of Credit Facility = $100 million Amount Outstanding at face value for Convertible Notes Stated rate = 30-Day LIBOR plus 150-220 bps Maturity includes first 10 years I/O Variable Rate Mortgage Loan fixed with Interest Rate Swap Borrowing Base Capacity Amount Outstanding Rate Maturity in Years Credit Facility (1) (3) $39.5 $60.5 2.74% 3.8 Convertible Notes (2) $75.0 4.50% 2.4 CMBS Loan (4) $30.0 4.33% 17.0 CMBS Loan $7.3 3.66% 0.3 Mortgage Loan (5) $25.0 3.17% 3.4 Totals/Average $39.5 $197.8 3.74% 5.1 Liquidity & Flexibility Attractive Rates Largely Unsecured REIT WORLD 2017 INVESTOR PRESENTATION

Returning Capital to Shareholders (B)(D) 29 CONSOLIDATED TOMOKA Cumulative Shares Purchased Cumulative From 2012 Through November 9, 2017 Buybacks per Year $ Amount # of Shares 2012 $453,654 14,634 2013 $- - 2014 $927,913 25,836 2015 $6,484,844 119,403 2016 $7,431,896 151,453 YTD 2017 $7,209,454 135,329 Total $22,507,761 446,655 Cumulative $ Repurchased Average Price/Share $50.39 Opportunistic Repurchases Accretive to NAV REIT WORLD 2017 INVESTOR PRESENTATION $453,654 $453,654 $1,381,567 $7,866,411 $15,298,307 $22,507,761 0 80,000 160,000 240,000 320,000 400,000 480,000 $- $5,000,000 $10,000,000 $15,000,000 $20,000,000 $25,000,000 2012 2013 2014 2015 2016 YTD 2017

REIT EVALUATION (J) 30 CONSOLIDATED TOMOKA Alternative for Maximizing Value Shareholder Approval Required Prepared by national (‘Big Four’) third-party tax consultant No Decision has been made by CTO to convert to REIT Structure Estimated E&P ≈$30mm – $45mm(1) REIT WORLD 2017 INVESTOR PRESENTATION Estimated CTO Accumulated Historical Earnings and Profits (E&P) Confirmed IRS Ruling re: Ability to Distribute 80% of E&P in CTO Stock Merge C-Corp into REIT [S-4 Registration] Obtain Shareholder Approval of Conversion Initial Step in Evaluation Next Step in Evaluation Other Actions Required 2017 IRS Ruling Permits 80% of Distribution in Stock Estimated 90-120 Day Process Estimated 45-60 Day Process Estimated Costs $225k Estimated Costs $0k Estimated Costs $300k - $500k

APPENDIX

Tenant/Building	S&P Credit Rating	Location	Property Type	Rentable Square Feet	Remaining Lease Term	% of NOI
Wells Fargo	AA-	Portland, OR	Office	211,863	8.1	12.8%
Wells Fargo	AA-	Raleigh, NC	Office	450,393	6.9	11.0%
Hilton Grand Vacations	BB+	Orlando, FL	Office	133,914	9.1	6.0%
Lowe's	A	Katy, TX	Retail	131,644	9.2	3.6%
LA Fitness	B+	Brandon, FL	Retail	45,000	14.5	3.4%
CVS	BBB+	Dallas, TX	Retail	10,340	24.2	2.7%
Harris Teeter	NR	Charlotte, NC	Retail	45,089	10.5	2.7%
Container Store	NR	Phoenix, AZ	Retail	23,329	12.3	2.5%
At Home	B	Raleigh, NC	Retail	116,334	11.9	2.5%
Rite Aid	B	Renton, WA	Retail	16,280	8.7	2.2%
Dick's Sporting Goods	NR	McDonough, GA	Retail	46,315	6.2	1.9%
Jo-Ann Fabric	B	Saugus, MA	Retail	22,500	11.2	1.8%
Best Buy	BBB-	McDonough, GA	Retail	30,038	3.2	1.7%
Barnes & Noble	NR	Daytona Beach, FL	Retail	28,000	1.2	1.1%
Big Lots	NR	Glendale, AZ	Retail	34,512	5.2	1.5%
Walgreens	BBB	Alpharetta, GA	Retail	15,120	8.0	1.4%
Big Lots	BBB	Germantown, MD	Retail	25,589	6.2	1.4%
Walgreens	BBB	Clermont, FL	Retail	13,650	11.4	1.3%
Bank of America	A+	Monterey, CA	Retail	32,692	3.1	1.2%
Staples	NR	Sarasota, FL	Retail	18,120	4.2	1.2%
Outback	BB	Charlottesville, VA	Retail	7,216	13.9	1.1%
Outback	BB	Charlotte, NC	Retail	6,297	13.9	0.8%
Outback	BB	Austin, TX	Retail	6,176	13.9	0.8%
Carrabas	BB	Austin, TX	Retail	6,528	13.9	0.6%
Total Single Tenant				**1,476,939**	**9.3**	**67.2%**

Income Property Portfolio • Single-Tenant

CONSOLIDATED TOMOKA REIT WORLD 2017 INVESTOR PRESENTATION 31

APPENDIX 32 CONSOLIDATED TOMOKA Income Property Portfolio ● Multi-Tenant REIT WORLD 2017 INVESTOR PRESENTATION Tenant/Building Class Location Property Type Rentable Square Feet Remaining Lease Term % of NOI 3600 Peterson NR Santa Clara, CA Office 75,841 4.4 9.2% 245 Riverside Ave N/A Jacksonville, FL Office 136,856 4.0 8.4% Whole Foods Centre BBB- Sarasota, FL Retail 59,341 4.8 5.0% Westcliff Shopping Center N/A Ft. Worth, TX Retail 136,185 4.5 3.4% Reno Riverside BB Reno, NV Retail 52,474 2.1 2.3% Concierge Office N/A Daytona Beach, FL Office 22,012 1.7 1.5% Mason Commerce Center N/A Daytona Beach, FL Office 30,720 3.8 1.5% Fuzzy's/World of Beer NR Brandon, FL Office 6,715 7.0 0.5% 7-11/Dallas Pharmacy A Dallas, TX Retail 4,685 6.9 0.5% The Grove NR Winter Park, FL Retail 112,292 N/A 0.3% Williamson Busi Park N/A Daytona Beach, FL Office 15,360 6.7 0.2% Total - Multi-Tenant 652,481 4.1 32.8%

APPENDIX 33 CONSOLIDATED TOMOKA The Map REIT WORLD 2017 INVESTOR PRESENTATION

APPENDIX 34 CONSOLIDATED TOMOKA Intersection of Economic Development REIT WORLD 2017 INVESTOR PRESENTATION Intersection of I-95 and LPGA Boulevard Under Construction Under Construction Under Construction Under Construction

APPENDIX 35 CONSOLIDATED TOMOKA Minto - Latitude Margaritaville REIT WORLD 2017 INVESTOR PRESENTATION Active Adult Community – 1st Phase: 3,400 homes Sales Center Development in Progress on Land Sold by CTO

APPENDIX 36 CONSOLIDATED TOMOKA BBraun Distribution Center REIT WORLD 2017 INVESTOR PRESENTATION ≈400,000 Square Foot Distribution Center Development in Progress on Land Sold by CTO

APPENDIX 37 CONSOLIDATED TOMOKA ICI Homes - Mosaic REIT WORLD 2017 INVESTOR PRESENTATION Active Adult Community – 1,000+ homes Development in Progress on Land Sold by CTO

APPENDIX 38 CONSOLIDATED TOMOKA North American – Tomoka Town Center REIT WORLD 2017 INVESTOR PRESENTATION ≈500,000 Square Foot Retail Power Center Development in Progress on Land Sold by CTO

END NOTES 39 CONSOLIDATED TOMOKA End note references utilized in this presentation There can be no assurances regarding the value ultimately received for the Company’s assets or the likelihood of monetizing our remaining land holdings or the timing, or in the case of the transactions under contract or subject to a non-binding term sheet, the likelihood that such transactions will close or the timing or final terms thereof. There can be no assurances regarding the likelihood or timing of executing the Company’s share repurchase program. Net operating income (“NOI”) relates to our Income Property Operations segment and is calculated based on our current portfolio as of November 9, 2017 reflecting: (i) expected estimated rents and costs as of November 9, 2017 for an annualized period of twelve months, excluding non-cash items including straight-line rent and amortization of lease intangibles and depreciation. As of the date of this presentation, the Company meets the required coverage ratio in the Credit Facility for repurchases of stock and anticipates, subject to customary restrictions on share repurchases, to be able to continue to make repurchases. Debt amount includes the face value of the Convertible Notes as of September 30, 2017, and the amount outstanding on the Company’s Credit Facility as of November 9, 2017, after adjusting for the income property acquisition on October 27, 2017. There can be no assurance that the cap rate range is the proper range for the Company’s portfolio of income properties or that such cap rate range would equate to an appropriate valuation range that the Company might achieve should the income property portfolio be sold as a portfolio, individually, or as part of more than one smaller portfolios comprising the entirety of the Company’s portfolio. Investment grade tenants are defined as tenants with a credit rating of BBB- or higher from the S&P rating agency and is based on our annualized rental revenue that is generated from income properties leased to investment grade tenants, including properties leased to subsidiaries of investment grade companies. There can be no assurances regarding the amount of our total investment or the timing of such investment. There can be no assurances regarding the likelihood or timing of achieving the potential stabilized yield or targeted investment yield for the applicable investments. There can be no assurances regarding the likelihood or timing of the Company’s board of directors reaching a determination to pursue the conversion of the Company into a real estate investment trust, or the likelihood or timing of the Company’s shareholders approving such a conversion. REIT WORLD 2017 INVESTOR PRESENTATION Footnotes for Slide #9 The amount for the Mitigation Bank represents the amount set forth in the term sheet for the buyer’s acquisition of approximately 70% of a to-be-formed joint venture that would own the Mitigation Bank, with the Company retaining 30%. The acres and amount include the buyer’s option to acquire 19 acres for approximately $2.0 million, in addition to the base contract for the acquisition of 26 acres for approximately $3.2 million. The acres and amount include the buyer’s option to acquire 71 acres for approximately $574,000, in addition to the base contract for the acquisition of 129 acres for approximately $2.75 million. Land sales transactions which pursuant to the contracts require the Company to incur the cost to provide the mitigation credits necessary for obtaining the applicable regulatory permits for the buyer, with such costs representing either CTO’s basis in mitigation credits that we own or the incurrence of potentially up to 5% - 10% of the contract amount noted to acquire the necessary credits from applicable mitigation banks.

Wells Fargo – Raleigh, NC Lowe’s – Katy, TX 3600 Peterson – Santa Clara, CA Whole Foods Center – Sarasota, FL LA Fitness – Brandon, FL Harris Teeter – Charlotte, NC REIT WORLD 2017 INVESTOR PRESENTATION ON THE RIGHT PATH NYSE American: CTO Investor Relations: Mark E. Patten P: 386.944.5643 mpatten@ctlc.com Contact Us For additional information, please see our most recent Annual Report on Form 10-K, copies of which may be obtained by writing the corporate secretary at the address above, or at www.ctlc.com. Consolidated-Tomoka Land Co. 1140 N. Williamson Boulevard, Suite 140 Daytona Beach, FL 32114 P: 386.274.2202 Info@ctlc.com www.ctlc.com NYSE American: CTO